Exhibit 99.1
                                ------------

     Pursuant to Rule 13d-1(f)(1)(iii) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the statement to which this Exhibit is attached is filed on its behalf.


November 13, 1997                            SEGI HOLDING COMPANY


                                             By:  \S\  Michael D. Fricklas
                                                  ------------------------------
                                                  Name:   Michael D. Fricklas
                                                  Title:  Senior Vice President



                                              VIACOM INC.


                                             By:  \S\  Michael D. Fricklas
                                                  ------------------------------
                                                  Name:  Michael D. Fricklas
                                                  Title: Senior Vice President,
                                                         Deputy General Counsel



                                             By:            *
                                                  ------------------------------
                                                  Sumner M. Redstone,
                                                  Individually


*By: \S\  Philippe P. Dauman
     -------------------------
     Philippe P. Dauman
     Attorney-in-Fact under the
     Limited Power of Attorney
     filed as Exhibit 99.2 to the
     Statement, Amendment No. 11




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